Exhibit 10.20

DEED OF AMENDMENT

THIS DEED OF AMENDMENT (this “Amendment Deed”), dated as of [●], 2022, is made by and among Artisan Acquisition Corp., a Cayman Islands exempted company (the “Company”), Prenetics Global Limited, a Cayman Islands exempted company (“PubCo”), Artisan LLC, a Cayman Islands limited liability company (the “Sponsor”) and the party listed as the “Purchaser” on the signature page hereof (the “Purchaser”).

WHEREAS, the parties hereto are parties to the forward purchase agreement, dated as of March 1, 2021 (the “Existing Agreement”), as novated and amended by a deed of novation and amendment dated as of September 15, 2021 by and among the parties hereto (the “Novation Agreement,” and the Existing Agreement as novated and amended by the Novation Agreement, the “Amended Forward Purchase Agreement”);

WHEREAS, concurrently with the execution of this Amendment Deed, the Company, PubCo, Merger Sub 1, Merger Sub 2 and Prenetics Group Limited, a Cayman Islands exempted company (the “Target”) are entering into an amendment agreement (the “BCA Amendment”) to amend the business combination agreement dated as of September 15, 2021 by and among PubCo, the Company, the Target, Merger Sub 1 and Merger Sub 2 (the “Existing BCA”, and the Existing BCA as amended by the BCA Amendment and may be further amended, supplemented or otherwise modified from time to time, the “Amended BCA”);

WHEREAS, concurrently with the execution of this Amendment Deed, Target, the Company, PubCo, Sponsor, and the independent directors of the Company are entering into a Sponsor Forfeiture and Conversion Agreement, pursuant to which, among other things, and subject to the terms and conditions set forth therein, (i) the Sponsor and the independent directors of the Company have agreed to convert their Class B Shares into Class A Shares at the applicable conversion ratios set forth therein; and (ii) the Sponsor has agreed to surrender and forfeit certain warrants, in each case immediately prior to the Initial Closing;

WHEREAS, Section 5(d) of the Novation Agreement provides that the Novation Agreement can only be amended with the prior written consent of the parties hereto;

WHEREAS, as of the date hereof, the Purchaser is the sole and legal owner of 375,000 Class B Shares; and

WHEREAS, the parties hereto desire to amend the Novation Agreement pursuant to the terms as set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:

1.            Definitions. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Amended Forward Purchase Agreement.

2.            Amendments to the Novation Agreement. Effective as of the execution hereof,

(a)            Section 1(b)(i)(x) of the Novation Agreement shall be amended and restated in its entirety to read as follows:

“such number of Class A ordinary shares of PubCo equal to (A) 3,000,000 Class A ordinary shares of PubCo multiplied by (B) the Class A Exchange Ratio (such Class A ordinary shares of PubCo, the “PubCo Forward Purchase Shares”)”

(b)            The following sentence is hereby added to the Novation Agreement as Section 3(o):

“(o)         Section 5(a)(A) of the Existing Agreement shall be amended and restated in its entirety to read as follows:

“six months after the Business Combination Closing””

(c)            Section (b)(ii)(2) in Schedule A to the Novation Agreement shall be amended and restated in its entirety to read as follows:

“(2)         “Applicable Period” means the period commencing on the Initial Merger Effective Time (as defined in the Business Combination Agreement) and ending on:

(A)            with respect to fifty percent (50%) of the Lock-Up Securities, the earliest of (x) six (6) months after the Acquisition Closing Date (as defined in the Business Combination Agreement), (y) the date following the Acquisition Closing Date on which the PubCo completes a liquidation, merger, share exchange or other similar transaction that results in all of the PubCo’s shareholders having the right to exchange their PubCo Ordinary Shares for cash, securities or other property, and (z) the date on which the last reported sale price of the PubCo Class A Ordinary Shares equals or exceeds $12.00 per share (as adjusted for share splits, share combinations, share dividends, reorganizations, recapitalizations and the like) for any twenty (20) trading days within any thirty-(30) trading day period commencing at least one hundred fifty (150) days after the Acquisition Closing Date; and

(B)            with respect to fifty percent (50%) of the Lock-Up Securities, the earliest of (x) twelve (12) months after the Acquisition Closing Date (as defined in the Business Combination Agreement), (y) the date following the Acquisition Closing Date on which the PubCo completes a liquidation, merger, share exchange or other similar transaction that results in all of the PubCo’s shareholders having the right to exchange their PubCo Ordinary Shares for cash, securities or other property, and (z) the date on which the last reported sale price of the PubCo Class A Ordinary Shares equals or exceeds $12.00 per share (as adjusted for share splits, share combinations, share dividends, reorganizations, recapitalizations and the like) for any twenty (20) trading days within any thirty-(30) trading day period commencing at least one hundred fifty (150) days after the Acquisition Closing Date.”

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3.            Additional Agreements.

(a)            The parties hereto hereby confirm that the FPS Purchase Price shall remain unchanged notwithstanding the change to the number of PubCo Forward Purchase Shares pursuant to this Amendment Deed.

(b)            The Purchaser hereby agrees that, immediately prior to the Initial Closing (as defined in the Amended BCA) (but subject to the satisfaction or waiver of the conditions precedent to the Initial Closing set forth in Sections 9.1, 9.2 and 9.3 of the Amended BCA), the Purchaser shall contribute, transfer, assign, convey, and deliver to the Company, and the Company shall acquire and accept from the Purchaser, all of the Purchaser’s right, title, and interest in, to and under 375,000 Class B Shares and, in exchange therefore, the Company shall issue to the Purchaser 375,000 Class A Shares (such conversion of Class B Shares into Class A Shares, the “Founder Share Conversion”).

(c)            The Company and the Purchaser acknowledge and agree that, (i) by effecting the Founder Share Conversion, the Purchaser shall be deemed to have elected to exercise its option to convert all Class B Shares into Class A Shares pursuant to Article 18.1(a) of the Charter immediately prior to the Initial Closing; and (ii) for the purposes of Cayman Islands law and pursuant to the Charter, the Founder Share Conversion shall take effect as a compulsory redemption without notice of all Founder Shares and, on behalf of the Purchaser, automatic application of such redemption proceeds in paying for the new Class A Shares into which the Class B Shares have been converted or exchanged at a price per Class B Share necessary to give effect to a conversion or exchange calculated on the basis that the Class A Shares to be issued as part of the conversion or exchange will be issued at par.

(d)            No share or similar certificates will be issued in connection with the Founder Share Conversion, and the Company will record the conversion of 375,000 Class B Shares into 375,000 Class A Shares on its books and records. Following the Founder Share Conversion, all Class B Shares held by the Purchaser shall be cancelled and cease to be outstanding.

(e)            The Founder Share Conversion (i) shall be applicable only in connection with the Initial Merger and this Amendment Deed, and (ii) shall be void and of no force and effect in the event this Amendment Deed is terminated prior to the Initial Closing.

(f)            Notwithstanding the foregoing of this Section 3, if (i) after completion of the Founder Share Conversion, the Initial Closing does not occur and the Amended BCA is terminated, or (ii) after completion of the Initial Closing, the Acquisition Closing (as defined in the Amended BCA) does not occur and the Amended BCA is terminated, each of the Company, the Sponsor and the Purchaser shall take all such actions that are necessary, proper or advisable under applicable laws such that the Purchaser shall, to the fullest extent possible, be returned to the position in which the Purchaser would have been, and would be entitled to all rights and benefits that the Purchaser would have had, if the Founder Share Conversion had not occurred.

(g)            The parties hereto intend that the Founder Share Conversion will be treated as a tax-free recapitalization under Section 368(a)(1)(E) of the Internal Revenue Code of 1986, as amended.

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4.            No Further Amendment. The parties hereto agree that except as provided in this Amendment Deed, each of the Amended Forward Purchase Agreement and the Novation Agreement shall continue in full force and effect, and this Amendment Deed forms an integral and inseparable part of the Novation Agreement.

5.            Termination. This Amendment Deed shall be automatically terminated with immediate effect without further action by any party hereto upon termination of the Novation Agreement.

6.            References. All references to the “Business Combination Agreement” in the Amended Forward Purchase Agreement shall mean the Amended BCA.

7.            Miscellaneous Terms. The provisions of Section 10 (General Provisions) of the Amended Forward Purchase Agreement (other than Section 10(b) (Finder’s Fees)) shall apply to this Amendment Deed, mutatis mutandis, as if set forth in full herein.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment Deed to be duly executed as a deed by their duly authorized representatives, all as of the day and year first above written.

PURCHASER

Executed and delivered as a deed by	)
)
as authorized signatory for and on behalf of	)	Duly Authorized Signatory
)
[FPA Investor]	)	Name:
	)	Title:
in the presence of:

Signature of Witness
Name:

[Signature Page to Deed of Amendment]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment Deed to be duly executed as a deed by their duly authorized representatives, all as of the day and year first above written.

COMPANY

Executed and delivered as a deed by	)
)
as authorized signatory for and on behalf of	)	Duly Authorized Signatory
)
ARTISAN ACQUISITION CORP.	)	Name:
	)	Title:
in the presence of:

Signature of Witness
Name:

[Signature Page to Deed of Amendment]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment Deed to be duly executed as a deed by their duly authorized representatives, all as of the day and year first above written.

SPONSOR

Executed and delivered as a deed by	)
)
as authorized signatory for and on behalf of	)	Duly Authorized Signatory
)
ARTISAN LLC	)	Name:
	)	Title:
in the presence of:

Signature of Witness
Name:

[Signature Page to Deed of Amendment]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment Deed to be duly executed as a deed by their duly authorized representatives, all as of the day and year first above written.

PUBCO

Executed and delivered as a deed by	)
)
as authorized signatory for and on behalf of	)	Duly Authorized Signatory
)
PRENETICS GLOBAL LIMITED	)	Name:
	)	Title:
in the presence of:

Signature of Witness
Name:

[Signature Page to Deed of Amendment]